                                                                   EXHIBIT 4.10

                               THIRD AMENDMENT TO
                         THE FIFTH AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

         This Third Amendment (the "Amendment"), dated as of December 14, 2001, is among NATIONSRENT, INC., a Delaware corporation (the "Parent"), and its Subsidiaries (collectively with the Parent, the "Borrowers"), the lending institutions listed on the signature pages hereto (collectively, the "Lenders"), FLEET NATIONAL BANK, as administrative agent for the Lenders (the "Administrative Agent"), BANKERS TRUST COMPANY, as syndication agent for the Lenders (the "Syndication Agent"), and THE BANK OF NOVA SCOTIA, as documentation agent for the Lenders (the "Documentation Agent"). Capitalized terms used herein unless otherwise defined herein shall have the respective meanings set forth in the Credit Agreement (as hereinafter defined).

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to that certain Fifth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 2, 2000 (as amended by that certain First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 14, 2001 and that certain Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 10, 2001, the "Credit Agreement"); and

         WHEREAS, the Borrowers have requested that certain of the Revolving Credit Lenders agree to extend a debtor in possession revolving credit facility (the "DIP Financing") in the event that any Borrower becomes a debtor under the federal Bankruptcy Code, and the Lenders have agreed, on the terms and subject to the conditions set forth herein, to make certain changes to the Credit Agreement in connection with the possible extension of the DIP Financing;

         NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

         1. AMENDMENTS TO SS.1.1. Section 1.1 of the Credit Agreement is hereby amended by (a) adding the following new definition in proper alphabetical order:

                  DIP FACILITY. A debtor in possession revolving credit facility entered into or to be entered into by the Borrowers as debtors in possession under Chapter 11 of the federal Bankruptcy Code, lenders including certain of the Revolving Credit Lenders, and Fleet National Bank and/or Bankers Trust Company as agents. The term includes any facility refinancing the DIP Facility if Fleet National Bank, Bankers Trust Company or one of their respective affiliates is the agent, and one or more of the Revolving Credit Lenders are lenders, under that facility. The term does not include a credit facility to the extent that the aggregate principal amount of the facility at the time outstanding exceeds the sum of $75,000,000.

and (b) by deleting both instances of the words "three (3), six (6) or, if available and allowed by all Lenders making or converting such Loan, twelve (12) months" in the definition of "INTEREST PERIOD" and replacing them in both instances with the words "or three (3) months".

         2. AMENDMENT TO SS.13. Section 13 of the Credit Agreement is hereby amended by inserting in the fifth line of ss.13.4 after the words "such monies shall," the new words ", subject to the provisions of ss.13.5(e)," and by adding after ss.13.4 the following new ss.13.5:

                  SS.13.5. TRUE UP.

                  (a) If, on the True Up Date, the Base Percentage of any Lender varies from the True Up Date Risk Percentage of such Lender, the Lenders, on the True Up Date, will make such acquisitions, dispositions and other arrangements with one another, whether by way of purchase, sale, participation, contribution, distribution, PRO TANTO assumption or assignment of claims, subrogation or otherwise, as shall result in each Lender's True Up Date Risk Percentage being equal (as nearly as may be) to such Lender's Base Percentage.

                  (b) The Administrative Agent shall establish reasonable procedures to implement such arrangements among the Lenders. Such procedures may include requiring the Lenders whose True Up Date Risk Percentages are less than their Base Percentages on the True Up Date to make payments to the Administrative Agent for distribution to the Lenders whose True Up Date Risk Percentages are greater than their Base Percentages on the True Up Date. The Borrowers agree to cooperate with the Administrative Agent and the Lenders by issuing such promissory notes and other evidences of indebtedness to confirm the amounts owed to each Lender after giving effect to such arrangements.

                  (c) In the event that any Specified Obligations owed to any Lender on any True Up Date consist of Letter of Credit Participations and, pursuant to ss.13.5(a), another Lender (an "Assuming Lender") assumes all or a portion of the liability of such Lender in respect of such Letter of Credit Participations, the Assuming Lender agrees to indemnify and hold the other Lender harmless from any against any loss, cost or expense sustained or incurred by the other Lender as a result of the failure of the Assuming Lender to satisfy that liability.

                  (d) No assignment by any Lender made pursuant to ss.18 of any of the Obligations owed to such Lender shall release such Lender from its obligations to the other Lenders under this ss.13.5.

                  (e) From and after the True Up Date, the following provisions shall apply:

                           (1) The Administrative Agent will distribute all
                  payments to be applied to interest on or principal of the Loans or to pay or cash collateralize Reimbursement Obligations so that, after giving effect to such payments, the percentage which the Specified Obligations owed to each Lender bears to the Specified Obligations owed all of the Lenders equals (as nearly as may be) such Lender's Base Percentage.

                           (2) Any expense reimbursement or indemnification
                  obligations of the Lenders in favor of any of the Agents pursuant to ss.16 or any other provisions of any of the Loan

                  Documents shall be allocated among the Lenders in accordance with their Base Percentages.

                           (3) Any sharing of payments among the Lenders
                  pursuant to ss.ss.14 or 28(b) shall be made in accordance with the Lenders' Base Percentages.

                           (4) The provisions of this ss.13.5(e) shall control
                  over other provisions of this Credit Agreement that would otherwise require such payments to be made or obligations to be allocated among the Lenders other than in accordance with their Base Percentages.

                  (f) For purposes of this ss.13.5, the following terms shall have the following meanings:

                           (i) "Base Percentage" means, with respect to any
                  Lender, the percentage which the Specified Obligations owed to such Lender on October 1, 2001, bears to the Specified Obligations owed to all of the Lenders on October 1, 2001. The Base Percentage of each Lender is set forth in the table below opposite the name of such Lender.

                  -------------------------------------- ------------------------- ---------------------------------
                  Lender                                 Base Percentage           Dollar Amount
                  --------------------------------------------------------------------------------------------------
                  Bank Austria Creditanstalt            1.46352556892%            $11,132,170.66
                  Corporate Finance, Inc.
                  --------------------------------------------------------------------------------------------------
                  Bank of America, N.A.                 3.19590825078%            $24,309,377.86
                  --------------------------------------------------------------------------------------------------
                  Washington Mutual Bank, FA            1.36967496482%            $10,418,304.80
                  --------------------------------------------------------------------------------------------------
                  Bankers Trust Company                 2.64435270707%            $20,114,022.09
                  --------------------------------------------------------------------------------------------------
                  BayView Financial Corporation         0.91311664274%            $6,945,536.53
                  --------------------------------------------------------------------------------------------------
                  GMAC Commercial Credit LLC            3.19590825078%            $24,309,377.86
                  --------------------------------------------------------------------------------------------------
                  Citibank N.A.                         0.76443081953%            $5,814,571.69
                  --------------------------------------------------------------------------------------------------
                  Citicorp Del-Lease, Inc.              2.28279160564%            $17,363,841.31
                  --------------------------------------------------------------------------------------------------
                  Citizens Bank of Massachusetts        1.36967496482%            $10,418,304.80
                  --------------------------------------------------------------------------------------------------
                  Continental Casualty Company          1.62769863792%            $12,380,937.79
                  --------------------------------------------------------------------------------------------------
                  Credit Lyonnais New York Branch       2.28279160564%            $17,363,841.31
                  --------------------------------------------------------------------------------------------------
                  Credit Suisse First Boston            0.31959082508%            $2,430,937.79
                  --------------------------------------------------------------------------------------------------
                  Dime Commercial Corp.                 1.36967496482%            $10,418,304.80
                  --------------------------------------------------------------------------------------------------
                  Erste Bank                            1.46352556892%            $11,132,170.66
                  --------------------------------------------------------------------------------------------------
                  The Fifth Third Bank, Central Ohio    1.36967496482%            $10,418,304.80
                  --------------------------------------------------------------------------------------------------
                  First Bank Texas, N.A.                0.91311664274%            $6,945,536.53
                  --------------------------------------------------------------------------------------------------
                  Fleet National Bank                   6.06132649616%            $46,104,914.33
                  --------------------------------------------------------------------------------------------------
                  General Electric Capital Corporation  1.82623328260%            $13,891,073.03
                  --------------------------------------------------------------------------------------------------
                  Hamilton Bank, N.A.                   1.36967496482%            $10,418,304.80
                  --------------------------------------------------------------------------------------------------
                  Huntington National Bank              2.28279160564%            $17,363,841.31
                  --------------------------------------------------------------------------------------------------
                  LaSalle Bank National Association     3.19590825078%            $24,309,377.86
                  --------------------------------------------------------------------------------------------------
                  National City Bank                    1.48620029037%            $11,304,643.81
                  --------------------------------------------------------------------------------------------------
                  Perry Principles, LLC                 0.31959082492%            $2,430,937.78
                  --------------------------------------------------------------------------------------------------
                  RZB Finance                           0.45655832113%            $3,472,768.26
                  --------------------------------------------------------------------------------------------------
                  SunTrust Bank                         1.36967496482%            $10,418,304.80
                  --------------------------------------------------------------------------------------------------
                  The Bank of Nova Scotia               4.10902488632%            $31,254,914.33
                  --------------------------------------------------------------------------------------------------

                                      -4-

                  --------------------------------------------------------------------------------------------------
                  Union Bank of California, N.A.        3.58432601220%            $27,263,841.31
                  --------------------------------------------------------------------------------------------------
                  Union Planters Bank                   1.36967496482%            $10,418,304.80
                  --------------------------------------------------------------------------------------------------
                  Allstate Life Insurance Co.           0.22588129626%            $1,718,145.00
                  --------------------------------------------------------------------------------------------------
                  Amico CDO Series 2000-A               0.09039156454%            $687,555.00
                  --------------------------------------------------------------------------------------------------
                  Ares Leveraged Investment Fund II     0.64686260006%            $4,920,300.00
                  --------------------------------------------------------------------------------------------------
                  Ares Leveraged Investment             0.64686260006%            $4,920,300.00
                  --------------------------------------------------------------------------------------------------
                  Ares III CLO LTD                      0.44902937026%            $3,415,500.00
                  --------------------------------------------------------------------------------------------------
                  Ares IV CLO LTD                       0.32538360164%            $2,475,000.00
                  --------------------------------------------------------------------------------------------------
                  Paribas Capital Funding               1.93277859374%            $14,701,500.00
                  --------------------------------------------------------------------------------------------------
                  First Dominion Funding I              1.03081524999%            $7,840,800.00
                  --------------------------------------------------------------------------------------------------
                  First Dominion III                    1.54622287499%            $11,761,200.00
                  --------------------------------------------------------------------------------------------------
                  KZH-Cypress Tree I LLC                0.16171565001%            $1,230,075.00
                  --------------------------------------------------------------------------------------------------
                  CypressTree Investment Partners I LTD 0.51801069381%            $3,940,200.00
                  --------------------------------------------------------------------------------------------------
                  CypressTree Investment Partners II    0.13015344066%            $990,000.00
                  LTD
                  --------------------------------------------------------------------------------------------------
                  First All America Financial Life      0.06442595312%            $490,050.00
                  --------------------------------------------------------------------------------------------------
                  Senior Debt Portfolio                 1.60837114290%            $12,233,925.00
                  --------------------------------------------------------------------------------------------------
                  Grayson                               0.27332222538%            $2,079,000.00
                  --------------------------------------------------------------------------------------------------
                  Fernwood Restructuring/ Intermarket   0.16171565001%            $1,230,075.00
                  --------------------------------------------------------------------------------------------------
                  First Source Financial LLP            1.61064882812%            $12,251,250.00
                  --------------------------------------------------------------------------------------------------
                  First Union National Bank             1.65288296227%            $12,572,500.00
                  --------------------------------------------------------------------------------------------------
                  Flagship CLO 2000-1                   0.65076720328%            $4,950,000.00
                  --------------------------------------------------------------------------------------------------
                  Franklin Floating Rate Trust          4.19419462513%            $31,902,750.00
                  --------------------------------------------------------------------------------------------------
                  Franklin CLO I LTD                    0.83948969223%            $6,385,500.00
                  --------------------------------------------------------------------------------------------------
                  Franklin Fl Rate Master Series        0.45553704230%            $3,465,000.00
                  --------------------------------------------------------------------------------------------------
                  Greenwich International LTD.          0.65076720328%            $4,950,000.00
                  --------------------------------------------------------------------------------------------------
                  Pam Capital Funding LP                1.31468121875%            $10,000,000.00
                  --------------------------------------------------------------------------------------------------
                  Indosuez Captial Funding III          0.64425953125%            $4,900,500.00
                  --------------------------------------------------------------------------------------------------
                  Indosuez Captial Funding LP IV        1.61390266413%            $12,276,000.00
                  --------------------------------------------------------------------------------------------------
                  Indosuez Capital Fund VI LTD          0.58569048295%            $4,455,000.00
                  --------------------------------------------------------------------------------------------------
                  Indosuez Capital Fund II              1.29502673453%            $9,850,500.00
                  --------------------------------------------------------------------------------------------------
                  Archimedes Funding II, LTD            0.64425953125%            $4,900,500.00
                  --------------------------------------------------------------------------------------------------
                  Sequils ING I (HEDGM) LTD             0.64425953125%            $4,900,500.00
                  --------------------------------------------------------------------------------------------------
                  Archimedes Funding III, LLC           0.80532441406%            $6,125,625.00
                  --------------------------------------------------------------------------------------------------
                  Swiss Life US Rainbow                 0.38655571875%            $2,940,300.00
                  --------------------------------------------------------------------------------------------------
                  Nemean CLO LTD                        0.65076720328%            $4,950,000.00
                  --------------------------------------------------------------------------------------------------
                  Archimedes Funding, LLC               0.64425953125%            $4,900,500.00
                  --------------------------------------------------------------------------------------------------
                  Archimedes Funding IV                 0.65076720328%            $4,950,000.00
                  --------------------------------------------------------------------------------------------------
                  The JP Morgan Chase Bank              1.30153440656%            $9,900,000.00
                  --------------------------------------------------------------------------------------------------
                  Simsbury CLO, LTD                     0.64425953125%            $4,900,500.00
                  --------------------------------------------------------------------------------------------------
                  Longhorn CDO (Cayman) LTD             0.64425953125%            $4,900,500.00
                  --------------------------------------------------------------------------------------------------
                  Merrill Lynch Senior Floating Rate    0.90196334374%            $6,860,700.00
                  Fund, Inc.
                  --------------------------------------------------------------------------------------------------
                  Master Senior Floating Rate Trust     0.38655571875%            $2,940,300.00
                  --------------------------------------------------------------------------------------------------
                  Morgan Stanley Dean Witter Prime      3.87857253154%            $29,502,000.00
                  Income
                  --------------------------------------------------------------------------------------------------
                  The Prudential Insurance Company of   0.57788127651%            $4,395,600.00
                  America
                  --------------------------------------------------------------------------------------------------

                                      -5-

                  --------------------------------------------------------------------------------------------------
                  Great Point CLO 1999-1                0.38655571875%            $2,940,300.00
                  --------------------------------------------------------------------------------------------------
                  Brant Point CBO 1999-1 LTD            0.38655571875%            $2,940,300.00
                  --------------------------------------------------------------------------------------------------
                  Stein Roe & Farnham                   0.32212976562%            $2,450,250.00
                  --------------------------------------------------------------------------------------------------
                  Stein Roe Floating Rate               0.39440436584%            $3,000,000.00
                  --------------------------------------------------------------------------------------------------
                  Liberty Stein Roe Advisors            0.26293624377%            $2,000,000.00
                  --------------------------------------------------------------------------------------------------
                  Sequils I LTD                         0.65076720328%            $4,950,000.00
                  --------------------------------------------------------------------------------------------------
                  Sequils IV LTD                        0.45553704230%            $3,465,000.00
                  --------------------------------------------------------------------------------------------------
                  Captiva 2 Finance LTD                 0.19523016098%            $1,485,000.00
                  --------------------------------------------------------------------------------------------------
                  Toronto-Dominion Bank                 0.51540762500%            $3,920,400.00
                  --------------------------------------------------------------------------------------------------
                  Van Kampen CLO II, LTD                0.30020760617%            $2,283,501.14
                  --------------------------------------------------------------------------------------------------
                  Van Kampen Senior Income Trust        1.58809823921%            $12,079,721.05
                  --------------------------------------------------------------------------------------------------
                  Van Kampen Prime Rate Inc. Trust      1.78423387637%            $13,571,608.47
                  --------------------------------------------------------------------------------------------------
                  Van Kampen CLO I, LTD                 0.70048441616%            $5,328,169.34
                  --------------------------------------------------------------------------------------------------

                           (ii) "Specified Obligations" means Obligations
                  consisting of interest on or principal of the Loans and Letter of Credit Participations.

                           (iii) "True Up Date" means the earlier to occur of
                  (A) the last Business Day of the calendar month on which the financing order under the DIP Facility has been entered at a final hearing before the bankruptcy court hearing the cases and such order has become a final order and (B) the last Business Day of the third full calendar month following the date on which a bankruptcy case is commenced by or against any of the Borrowers. The financing order will be considered as a final order at such time as the order has been entered, has not been reversed, stayed or vacated, and is not or is no longer subject to appeal, and all appeal periods have lapsed.

                           (iv) "True Up Date Risk Percentage" means, with
                  respect to any Lender, the percentage which the Specified Obligations owed to such Lender on the True Up Date bears to the Specified Obligations owed to all of the Lenders on the True Up Date.

                           (v) For avoidance of doubt, the terms "Obligations"
                  and "Specified Obligations" do not include obligations under the DIP Facility.

         3. AMENDMENT TO SS.18.1. Section 18.1 of the Credit Agreement is hereby amended by deleting ss.18.1 in its entirety and replacing it with the following new ss.18.1:

                  SS.18.1. CONDITIONS TO ASSIGNMENT BY LENDERS.

                           Except as provided herein, each Lender may assign to
                  one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Revolving Credit Loans and/or all or a portion of its Term Loan at the time owing to it, the Revolving Credit Note or Term Note held by it and, if applicable, its participating interest in the risk relating to any Letters of Credit or Swing Line Loans); PROVIDED that (i) unless the assignment is to any Lender, any affiliate of any Lender or any fund that invests in loans and is managed by any

                  Lender or affiliate of any Lender, the Administrative Agent shall have given its prior written consent to such assignment, such consent not to be unreasonably withheld, (ii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under in respect of such Lender's Revolving Credit Loans or Term Loan, (iii) unless the assignment is to any Lender, any affiliate of any Lender or any fund that invests in loans and is managed by any Lender or affiliate of any Lender, each assignment shall be in a minimum amount of $2,500,000 or, if less, the entire Commitment or portion of the Term Loan of such Lender, and (iv) the parties to such assignment shall execute and deliver to the Administrative Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of EXHIBIT E hereto or other forms approved by the Administrative Agent (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (ii) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in ss.18.3 and except as provided in ss.13.5, be released from its obligations under this Credit Agreement.

         4. AMENDMENT TO SS.27. Section 27 of the Credit Agreement is hereby amended by deleting ss.27(f) in its entirety and replacing it with the following new ss.27(f):

         "(f) amend ss.4.4, ss.5, ss.13.4, ss.13.5, this ss.27, or ss.28;".

         5. AMENDMENT TO SS.28. Section 28(a) of the Credit Agreement is hereby amended by deleting the words "Subject to ss.13.4 and notwithstanding anything to contrary set forth herein" and by substituting therefor the words "Subject to ss.ss.13.4 and 13.5:"

         6. CONSENTS AND WAIVERS.

         (a) Each of the Lenders hereby consents to the subordination of Liens in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent under the Loan Documents to (i) Liens (the "DIP Liens") granted for the benefit of the agents and the lenders under the DIP Facility, and (ii) any "Carve Out" (as defined in the DIP Facility), limited as provided below, to which the DIP Liens are also subordinated. Each of the Lenders further consents to the use of cash collateral by the Borrowers so long as there is a DIP Facility and the obligations of the Borrowers under the DIP Facility have not been accelerated, or the commitment of the lenders to extend credit under the DIP Facility has not been terminated, on account of an event of default under the DIP Facility. Unless otherwise agreed by the Majority Lenders, the Carve Out shall be limited to fees and expenses of professionals in the Cases and shall not exceed, following the acceleration of the obligations under the DIP Facility or the termination of the commitment to extend credit thereunder, the sum of $3,500,000.

         (b) Each Lender's consents contained in ss.6(a) are conditioned upon the Administrative Agent and the Lenders being granted by the bankruptcy court adequate protection for, among other things, such subordination and any diminution in the value of the Collateral caused by the use, sale or lease of the Collateral, including the use of cash Collateral by the Borrowers. Unless otherwise approved by the Majority Lenders, adequate protection shall be in the form of (i) interest payments on the principal of the Loans, such interest payments to be calculated at the non-default rate and to be made substantially as and as when set forth, under the Credit Agreement and (ii) replacement Liens and superpriority claims, junior to those granted under the DIP Facility and in otherwise in form and substance satisfactory to the Administrative Agent and the Syndication Agent.

         (c) To the extent that the DIP Facility imposes duties on the agent or agents thereunder in favor of the Lenders, the Lenders appoint the agent or agents as their agents to perform such duties and agree to indemnify and to exculpate the agent or agents in the performance of such duties upon the same terms as the terms on which indemnification and exculpation are provided to the Administrative Agent under the Credit Agreement. To the extent that the initial DIP Facility, as approved by the bankruptcy court hearing the cases, contains an express representation, warranty, covenant or condition in favor of the Lenders, such representation, warranty, covenant or condition may not be modified in any manner adverse to the Lenders in any material respect without the prior written consent of the Majority Lenders.

         (d) Each of the Lenders hereby waives the condition in ss.2.5 of the Credit Agreement that there be no Default or Event of Default for the Loans to bear interest by reference to the Eurodollar Rate. Such waiver shall be suspended while a default or event of default is continuing under the DIP Facility. Such waiver shall expire, and be of no further force or effect, on February 28, 2002, if the financing order under the DIP Facility has not been entered at a final hearing before the bankruptcy court hearing the cases, and such order has become a final order, by that date. Otherwise such waiver shall expire, and be of no further force or effect, on December 1, 2002. Any suspension or the expiration of such waiver shall not require the immediate conversion of Eurodollar Rate Loans then outstanding. However, during any such suspension or upon and following the expiration of such waiver, any Eurodollar Rate Loans then outstanding shall convert to Base Rate Loans at the end of the Interest Periods applicable to such Eurodollar Rate Loans.

         (e) Notwithstanding the existence of one or more Defaults or Events of Default, each of Lenders consents to the issuance of one or more Letters of Credit to support, or the Administrative Agent permitting the Collateral to be charged in order to pay for, obligations of any of the Borrowers owing to its former employees in connection with severance arrangements, all in the discretion of, and upon terms and conditions satisfactory to, the Administrative Agent. The total amount of obligations supported by such Letters of Credit or to be paid by the charging of the Collateral may not exceed $1,000,000 in the aggregate.

         7. CONDITIONS TO EFFECTIVENESS.

                  (a) Except as provided in Section 7(b), this Amendment shall become effective upon the receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrowers and the Majority Lenders.

                  (b) Section 2 of this Amendment adding new ss.13.5 (and any amendment contained herein to the extent modifying a cross-reference to refer to ss.13.5) shall not become effective until the Administrative Agent has received counterparts of this Amendment executed by the Borrowers and all of the Lenders.

         8. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Lenders as follows:

                  8.1 The representations and warranties of such Borrower contained in the Credit Agreement, as amended hereby, the other Loan Documents, or in any document or instrument delivered pursuant to or in connection with the Credit Agreement were true when made and, as amended hereby, other than with respect to the representations and warranties contained in ss.ss.6.4(b), 6.5, 6.7, the second sentence of 6.8, 6.11 and the second sentence of 6.21, continue to be true on the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement, the other Loan Documents and this Amendment and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, or to the extent that such representations and warranties related solely and expressly to an earlier date);

                  8.2 The execution, delivery, and performance by each Borrower of this Amendment and the consummation of the transactions contemplated hereby: (i) are within the corporate powers of such Borrower; (ii) have been duly authorized by all necessary corporate proceedings on the part of such Borrower; (iii) do not require any approval, consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity of this Amendment and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity; (iv) do not conflict with or result in any breach or contravention of any provision of law, statute, rule, or regulation to which any Borrower is subject or any judgment, order, writ, injunction, license, or permit applicable to such Borrower; (v) do not conflict with any provision of the corporate charter or bylaws of such Borrower; and (vi) do not conflict with any provision of any agreement or other instrument binding upon such Borrower in a manner which is reasonably likely to have a material adverse effect on the Borrowers taken as a whole; and

                  8.3 This Amendment, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid, and binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms, provided that: (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought.

         9. RATIFICATION. Each of the Borrowers hereby adopts again, ratifies and confirms in all respects, as its own act and deed, each of the Credit Agreement, as amended hereby, and the other Loan Documents to which such Borrower is a party; each of the Borrower hereby adopts again, ratifies and confirms in all respects, as its own act and deed, the grant of a security interest under the Security Documents in all of the existing and after-acquired or arising goods, accounts, chattel paper, investment property, documents, instruments, commercial tort claims, deposit accounts, letter-of-credit rights, general intangibles and other personal property assets in which any of the Borrower has ownership or other rights, together with any and all Uniform Commercial Code financing statements and other instruments or documents previously executed or filed in connection therewith to create, evidence, perfect or preserve the priority of such security interest in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent. To the extent that it has not already done so, each Borrower hereby waives all suretyship defenses of whatsoever nature, whether arising out of either Agent's or any Lender's dealings with any other Borrower in respect of the Credit Agreement, any other Loan Document or otherwise.

         10. RELEASE. In order to induce the Agents and the Lenders to enter into this Amendment, each of the Borrowers acknowledges and agrees that: (a) none of the Borrowers has any claim or cause of action against the Agents or any Lender (or any of its respective directors, officers, employees or agents); (b) none of the Borrowers has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Agents or any Lender; and (c) each of the Agents and the Lenders has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrowers. The Borrowers wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agents' and the Lenders' rights, interests, contracts, collateral security or remedies. Therefore, each of the Borrowers unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any Agent or any Lender to any of the Borrowers, except the obligations to be performed by any Agent or any Lender on or after the date hereof as expressly stated in this Amendment, the Credit Agreement and the other Loan Documents, and
(y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrowers might otherwise have against any Agent, any Lender or any of its directors, officers, employees or agents, in either case (x) or
(y), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

         11. EXECUTION IN COUNTERPARTS; DELIVERY BY FACSIMILE. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. This Amendment, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each party forever waives such defense.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date set forth above.

THE BORROWERS:

NATIONSRENT, INC.
NRGP, INC.
NATIONSRENT USA, INC.
NATIONSRENT WEST, INC.
NATIONSRENT TRANSPORTATION SERVICES, INC.
NR DELAWARE, INC.
LOGAN EQUIPMENT CORP.
NR DEALER, INC.
NR FRANCHISE COMPANY
BDK EQUIPMENT COMPANY, INC.

By:
    -----------------------------------------------
Name:
      ---------------------------------------------
Title:
       --------------------------------------------




NATIONSRENT OF INDIANA, LP

By:  NRGP, Inc., its general partner



By:
    ----------------------------------------------
Name:
      ---------------------------------------------
Title:
       --------------------------------------------





NATIONSRENT OF TEXAS, LP

By:  NRGP, Inc., its general partner



By:
    -----------------------------------------------
Name:
      ---------------------------------------------
Title:
       --------------------------------------------

THE LENDERS:

FLEET NATIONAL BANK,
individually and as Administrative Agent

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



BANKERS TRUST COMPANY, individually and as Syndication Agent

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



WASHINGTON MUTUAL BANK, FA (f/k/a Bank United)



By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



BAY VIEW FINANCIAL CORPORATION

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

CITICORP DEL-LEASE, INC.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



CREDIT LYONNAIS NEW YORK BRANCH

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



DIME COMMERCIAL CORP.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



ERSTE BANK

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



THE FIFTH THIRD BANK, CENTRAL OHIO

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

FIRST BANK TEXAS, N.A.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



GENERAL ELECTRIC CAPITAL CORPORATION

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



HAMILTON BANK, N.A.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



HUNTINGTON NATIONAL BANK

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

LASALLE BANK NATIONAL ASSOCIATION

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



BANK ONE, N.A.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



THE BANK OF NOVA SCOTIA

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



SUNTRUST BANK

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



UNION BANK OF CALIFORNIA, N.A.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

UNION PLANTERS BANK

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



CITIZENS BANK OF MASSACHUSETTS AS SUCCESSOR TO USTRUST

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

FIRST SOURCE FINANCIAL LLP

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



FIRST UNION NATIONAL BANK

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



FIRST DOMINION FUNDING I

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



FRANKLIN FLOATING RATE TRUST

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

ARCHIMEDES FUNDING, L.L.C.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



ARCHIMEDES FUNDING II, LTD

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



ARCHIMEDES FUNDING III, L.L.C.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



PARIBAS CAPITAL FUNDING LLC

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



ALLSTATE LIFE INSURANCE CO.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

GREAT POINT CLO 1999-1 LTD.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



ARES LEVERAGED INVESTMENT FUND, L.P.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



ARES LEVERAGED INVESTMENT FUND II, L.P.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



ARES III CLO LTD.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



BANK OF AMERICA, N.A.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

INDOSUEZ CAPITAL FUNDING IIA LIMITED

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



INDOSUEZ CAPITAL FUNDING III LIMITED

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



INDOSUEZ CAPITAL FUNDING IV LP

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



TORONTO DOMINION (NEW YORK) INC.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



BRANT POINT CBO 1999-1, LTD.

By:  Sankaty Advisors, Inc., As Collateral Manager

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

FIRSTRUST BANK

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



SEQUILS - ING I (HBDGM), LTD.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



STEIN ROE & FARNHAM CLO1 LTD.,
BY STEIN ROE & FARNHAM INCORPORATED, AS
PORTFOLIO MANAGER

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



BNY FACTORING LLC

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



SIMSBURY CLO, LTD.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

FIRST DOMINION FUNDING III

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



SRF TRADING, INC.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


SWISS LIFE US RAINBOW

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


LONGHORN CDO (CAYMAN) LTD.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

VAN KAMPEN PRIME RATE INCOME TRUST
BY: VAN KAMPEN INVESTMENT ADVISORY CORP.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

VAN KAMPEN SENIOR INCOME TRUST
BY: VAN KAMPEN INVESTMENT ADVISORY CORP.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

VAN KAMPEN CLO I, LIMITED
BY: VAN KAMPEN MANAGEMENT INC.
AS COLLATERAL MANAGER

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

VAN KAMPEN CLO II, LIMITED
BY: VAN KAMPEN MANAGEMENT INC.
AS COLLATERAL MANAGER

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

FRANKLIN FLOATING RATE MASTER SERIES

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

FRANKLIN CLO I, LIMITED

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

SEQUILS I, LTD
BY: TCW ADVISORS, INC. AS ITS COLLATERAL MANAGER

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

SEQUILS IV, LTD

BY: TCW ADVISORS, INC. AS ITS COLLATERAL MANAGER

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

CAPTIVA II FINANCE LTD.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

BNP PARIBAS

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

NATIONAL CITY

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


RZB FINANCE LLC

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

KZH CYPRESSTREE-1, LLC

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

CYPRESSTREE INVESTMENT FUND, LLC
BY: CYPRESS INVESTMENT MANAGEMENT COMPANY, INC.
ITS MANAGING MEMBER

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

CYPRESSTREE INSTITUTIONAL FUND, LLC
BY: CYPRESS INVESTMENT MANAGEMENT COMPANY, INC.
ITS MANAGING MEMBER

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


NORTH AMERICA SENIOR FLOATING RATE FUND
BY:  CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.,
AS PORTFOLIO MANAGER

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



AMICO CDO SERIES 2000-A

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

NUVEEN SENIOR INCOME FUND

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

FLAGSHIP CLO 2000-1

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

NEMEAN CLO LTD.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

INDOSUEZ CAPITAL FUNDING VI LTD.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

THE JP MORGAN CHASE BANK

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

SENIOR DEBT PORTFOLIO

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

BANK MONTREAL

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

MERRILL LYNCH SENIOR FLOATING RATE FUND INC.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

CYPRESSTREE INVESTMENT PARTNERS I, LTD.
BY: CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.
AS PORTFOLIO MANAGER

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------



ARES IV CLO LTD.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


CONTINENTAL CASUALTY COMPANY

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


FERNWOOD RESTRUCTURINGS LTD.

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------